SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                    Golden Enterprises, Inc.
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

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     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
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     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
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          applies:

         _________________________________________________________
     2) Aggregate number of securities to which transaction applies:

         _________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

         _________________________________________________________
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        __________________________________________________________

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                    GOLDEN ENTERPRISES, INC.
                   2101 Magnolia Avenue South
                            Suite 212
                    Birmingham, Alabama 35205


                    NOTICE OF ANNUAL MEETING

     Notice Is Hereby Given that the Annual Meeting of the
Stockholders of Golden Enterprises, Inc., (the "Company") a
Delaware Corporation, will be held at the general offices of Golden Flake Snack Foods, Inc., a subsidiary of the Company at 492 Theta
Street, Birmingham, Alabama, on September 27, 1996, at 11:00 A.M., Birmingham time, for the following purposes:

     1.   To elect a Board of Directors.

     2.   To approve the Golden Enterprises, Inc. 1996 Long Term
          Incentive Plan.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on August 2, 1996, are entitled to notice of and to vote at the meeting. All
Stockholders are cordially invited to attend the meeting.

                         By Order of the Board of Directors

                         /s/ John Stein

                             John Stein
                             Chairman
Birmingham, Alabama
August 30, 1996


     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                         PROXY STATEMENT

                             GENERAL

     The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of Golden Flake Snack Foods, Inc., a subsidiary of the Company at 492 Theta Street, Birmingham, Alabama, on September 27, 1996, at 11:00 A.M. All holders of record of common stock as of August 2, 1996, will be entitled to vote at the meeting and any adjournment thereof.

     The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.


                 PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview at no additional compensation.


                SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock of the Company of record at the close of business on August 2, 1996, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on August 2, 1996 was 12,205,950 shares.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At August 2, 1996, Sloan Y. Bashinsky, Sr., Chairman Emeritus of the Board and Compass Bank, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan, were the only persons who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.


                                    Amount and Nature of
                                  Beneficial Ownership (1)
Name and Address of               ________________________         Percent of
Beneficial Owner                    Direct     Indirect               Class
___________________               _________    _________           __________
Sloan Y. Bashinsky, Sr.               -0-      6,683,672 (2)(3)(4)     54.8%
2101 Magnolia Ave. So.
Suite 212
Birmingham, Alabama 35205

Compass Bank, as Trustee              -0-        995,756 (5)            8.2%
of the Golden Enterprises, Inc.
and subsidiaries Employee
Stock Ownership Plan
701 South 32nd Street
Birmingham, Alabama 35233 (a)


(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security; and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2) Includes 5,283,128 shares owned by SYB, Inc., a corporation of which Sloan Y. Bashinsky, Sr. is Chairman of the Board and the majority stockholder. For Securities and Exchange Commission reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Bashinsky disclaims beneficial ownership of such shares.

(3) Includes 1,000,000 shares owned by SYB, Inc. as Trustee of a Trust created by Sloan Y. Bashinsky, Sr. SYB, Inc. exercises the right to vote the shares and the investment power relative to the shares.

(4) Includes 400,544 shares owned by The Bashinsky Foundation, Inc. of which Sloan Y. Bashinsky, Sr. is the founder and Chairman of the Board.
(5) The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, President and Chief Executive Officer of the Company; F. Wayne Pate, a Director of the Company and President of Golden Flake Snack Foods, Inc. and John H. Shannon, Vice President and Secretary of the Company.

(a) The Employee Stock Ownership Plan is an employee benefit plan qualified under Section401(a) of the Internal Revenue Code and subject to the Employee Retirement Income Security Act of
     1974.


Security Ownership Of Management

     The following table shows the shares of common stock of Golden Enterprises, Inc. beneficially owned directly, or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at August 2, 1996:


                                   Amount and Nature of
                                  Beneficial Ownership (1)
                                  ________________________          Percent of
Name                              Direct          Indirect             Class
____                              ________________________          __________
John S. Stein (a) (b)             288,854            -0-   (4)          2.4%
J. Wallace Nall, Jr.                -0-            196,000 (5)          1.6%
Edward R. Pascoe                  250,000            -0-                2.0%
F. Wayne Pate                     135,217            3,586 (4)(6)       1.1%
John P. McKleroy, Jr. (c) (d)      12,970 (2)        -0-                 *
D. Paul Jones, Jr.                  5,865 (3)        2,000 (7)           *
James I. Rotenstreich               3,033            -0-                 *
John S. P. Samford                  1,666            -0-                 *
Joann F. Bashinsky (e) (f)          9,403            -0-                 *

All Directors and
Officers as a group 757,508       201,586                               7.9%


*Less than one percent of class.

     (1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

     (2) Includes 9,260 shares held by a self-employed pension plan and personal IRA account for the benefit of John P. McKleroy, Jr.

     (3) Does not include a .0249 fractional share held pursuant to the Company's Dividend Reinvestment Plan.

     (4) Does not include any portion of the 995,756 shares of common stock of the Company which are owned by Compass Bank, as Trustee of Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. Messrs. Stein and Pate are members of the plan's administrative committee and exercise the voting power of the shares. Messrs. Stein and Pate disclaim any beneficial ownership of such shares with the exception of the following shares which are vested in their respective account as an employee-participant under the Plan: Stein 24,973, Pate 16,666.

     (5) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President. For Securities and Exchange Commission reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

     (6) Includes 3,554 shares owned by the estate of Mrs. A. P. Pate, the mother of F. Wayne Pate, which are registered in the name of Mrs. A. P. Pate or Joyce P. Stubb or F. W. (Wayne) Pate and 32 shares owned by the wife of F. Wayne Pate.

     (7)  Shares held by Mr. Jones' wife and mother-in-law.

     (a) Mr. Stein is a Director and President of SYB, Inc. which beneficially owns 6,283,128 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

     (b)  Mr. Stein is a Director and officer of The Bashinsky
          Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

     (c) Mr. McKleroy is a Director and Secretary of SYB, Inc. which beneficially owns 6,283,128 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

     (d) Mr. McKleroy is a Director and officer of The Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

     (e) Mrs. Bashinsky is a Vice President of SYB, Inc., which beneficially owns 6,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

     (f)  Mrs. Bashinsky is a Vice President of Bashinsky
          Foundation, Inc., which owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.


     Each Director has the sole voting and investment power of the shares directly owned by him.

     SYB, Inc., beneficially owns 6,283,128 shares of common stock of the Company. John S. Stein and John P. McKleroy, Jr., Directors of the Company, each serve as Directors of SYB, Inc. and as Vice-President and Secretary, respectively. Joann F. Bashinsky is Vice President of SYB, Inc. and the wife of Sloan Y. Bashinsky, Sr. Mr. Bashinsky is Director Emeritus of the Company and owns 80% of the voting stock of SYB, Inc. and the other 20% is vested in a trust for the use and benefit of his children and grandchildren of which John P. McKleroy, Jr., serves as a Co-Trustee. In Mr. Bashinsky's will and in the trust document, he has provided that in the event SYB, Inc. or his estate owns any shares of Golden Enterprises stock at his death, the shares of Golden Enterprises held by SYB, Inc. and the estate and the voting shares of SYB, Inc. shall be voted by a committee made up of each member of the Board of Directors of Golden Enterprises and one member designated by his executors/trustees.

                          PROPOSAL ONE
                      ELECTION OF DIRECTORS

     At the Annual Meeting, nine Directors (constituting the entire Board of Directors) are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors and were elected to the Board by vote of the stockholders at the last Annual Meeting except for Joann F. Bashinsy who was elected by the Board on July 11, 1996 to fill the vacancy created by the retirement of Sloan Y. Bashinsky, Sr.

     Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees unless the Board of Directors reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.

     The following table shows the names of the nominees for election as directors, their respective ages as of August 2, 1996, the principal occupation, business experience and other directorships held by such nominees, and the period during which such nominees have served as directors of the Company.

                                     Principal Occupation,
                                     Business Experiences              Director
 Name and Age                       and Other Directorships              Since
 ____________                       _______________________            ________

John S. Stein, 59             Mr. Stein is Chairman of the Board,        1971
                              President and Chief Executive
                              Officer of the Company. He was
                              elected Chairman on June 1, 1996 and
                              has served as President of the
                              Company since 1985 and assumed the
                              position of Chief Executive Officer
                              on June 1, 1991. Mr. Stein has been
                              employed with the Company and its
                              subsidiaries since 1961. Mr. Stein
                              is a Director of Compass Bancshares,
                              Inc.

Edward R. Pascoe, 59          Mr. Pascoe is employed as Chairman         1971
                              of the Board of Steel City Bolt &
                              Screw, Inc., formerly Coosa
                              Acquisition, Inc. which, on February
                              8, 1995, acquired the bolt and
                              special fastener business owned by
                              the Company. Prior to his present
                              position which he assumed on
                              February 8, 1995, he served as
                              President of Steel City Bolt &
                              Screw, Inc. and Nall & Associates,
                              Inc. from 1972 and 1973,
                              respectively, which were
                              wholly-owned subsidiaries of the
                              Company.

John P. McKleroy, Jr., 52     Mr. McKleroy is an attorney and            1976
                              partner with Spain & Gillon, L.L.C.,
                              general counsel for the Company. He
                              has practiced law with this firm
                              since 1968.

James I. Rotenstreich, 59     Mr. Rotenstreich is Chairman and           1984
                              Chief Executive Officer of JHF
                              Holdings, Inc.  ("JHF"), a company
                              formerly doing business under the
                              name of Jefferson Home Furniture
                              Company, Inc. He has served as Chief
                              Executive Officer since 1967 and as
                              Chairman since 1992. In May of 1994,
                              JHF sold its retail home furniture
                              interest and is presently engaged in
                              real estate and investment holdings.

John S. P. Samford, 46        Mr. Samford is President and sole          1984
                              owner of Samford Capital
                              Corporation, an investment holding
                              company which he formed in 1989.

D. Paul Jones, Jr., 53        Mr. Jones is Chairman of the Board         1991
                              and Chief Executive Officer of
                              Compass Bancshares, Inc. (a bank
                              holding company), and of its
                              subsidiary, Compass Bank. He assumed
                              these positions on April 1, 1991.
                              Mr. Jones has been employed with
                              Compass Bancshares, Inc. (formerly
                              Central Bancshares of the South,
                              Inc.) and Compass Bank (formerly
                              Central Bank of the South) since
                              1978.

J. Wallace Nall, Jr., 56      Mr. Nall is President of Nall              1991
                              Development Corporation and a
                              General Partner of Nall Partnership,
                              Ltd. He has held these positions
                              since 1981. Nall Development
                              Corporation is an investment holding
                              company and Nall Partnership, Ltd.
                              is a real estate investment and
                              development company.

F. Wayne Pate, 61             Mr. Pate is President of Golden            1992
                              Flake Snack Foods, Inc., a
                              wholly-owned subsidiary of the
                              Company. He was elected President on
                              September 20, 1991, and has been
                              employed by Golden Flake since 1968.
                              During his employment, he has served
                              as Vice President of Research and
                              Development, Vice President of
                              Manufacturing and Executive Vice
                              President of Manufacturing and
                              Sales.

Joann F. Bashinsky, 64        Mrs. Bashinsky is Vice President of        1996
                              SYB, Inc., which position she has
                              held since 1981. SYB, Inc. is an
                              investment holding company, which is
                              the principal owner of the Company.
                              Mrs. Bashinsky also serves as Vice
                              President of Bashinsky Foundation,
                              Inc., a private charitable
                              foundation. Mrs. Bashinsky is the
                              wife of Sloan Y. Bashinsky, Sr., who
                              retired as Chairman of the Board of
                              the Company on May 31, 1996.

     Sloan Y. Bashinsky, Sr., the husband of Joann F. Bashinsky is a "control person" by reason of his beneficial ownership of voting securities.


Committees Of The Board Of Directors

     The Company has a Compensation Committee, a Stock Option
Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

     During the fiscal year ended May 31, 1996, the Compensation Committee was made up of Sloan Y. Bashinsky, Sr., John S. P. Samford, James I. Rotenstreich, D. Paul Jones, Jr. and J. Wallace Nall, Jr. Sloan Y. Bashinsky, Sr. retired from the Board of Directors and the Compensation Committee as of May 31, 1996 and John S. Stein was elected to the Compensation Committee as of June 1, 1996. The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers.

     During the fiscal year ended May 31, 1996, the Stock Option Committee was made up of Sloan Y. Bashinsky, Sr., James I. Rotenstreich, John S. P. Samford, D. Paul Jones, Jr. and J. Wallace Nall, Jr. Mr. Bashinsky retired from the Stock Option Committee on May 31, 1996. The Stock Option Committee determines the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights will be granted under the 1988 Stock Option and Stock Appreciation Rights Plan.

     The Audit Committee is made up of James I. Rotenstreich, John
S. P. Samford and D. Paul Jones, Jr. The Audit Committee reviews with the independent auditors, the corporate controller and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements. The Audit Committee also reviews and confers with management and the Board of Directors with respect to the selection of the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

Meetings Of The Board Of Directors and Committees

     During the fiscal year ended May 31, 1996, there were four meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met twice during the year. All incumbent directors attended all of the meetings of the Board and the Committees on which they served except Edward R. Pascoe who attended 75% of the meetings.

Compensation Of Directors

     During the fiscal year ended May 31, 1996, the Company paid each of its non-employee Directors a retainer of $300 per month and all Directors, including Directors who were employees of the Company, were paid a fee of $2,000 for each Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Stock Ownership Reporting By Directors And Officers

     Section 16(a) of the Securities Exchange Act of 1934 requires that Directors and certain Executive Officers of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Monthly Reports, and 5, Annual Reports. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors or Officers, the Company believes that Section 16(a) filing requirements applicable to its Directors and Executive Officers were complied with during the fiscal year 1996, except that F. Wayne Pate, due to inadvertence, failed to timely report a gift of 53 shares on April 9, 1996 to his children. Mr. Pate subsequently reported this transaction to the Securities and Exchange Commission on a Form 5 Report filed in August of this year.

          EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table summarizes the compensation paid or accrued by the Company and its subsidiaries during the fiscal years 1994, 1995 and 1996 to the Company's Chief Executive Officer and to the three most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceed $100,000 and who were serving in such capacities at the end of the 1996 fiscal year.


                               SUMMARY COMPENSATION TABLE


                                                                         Long-Term
                                                                       Compensation
                                          Annual Compensation             Awards
                                    ________________________________   ____________
                                                                        Securities
                                                        Other Annual    Underlying         All Other
        Name and                     Salary    0 Bonus  Compensation   Options/SARs      Compensation
   Principal Position        Year      ($)       ($)         ($)          (#) (1)            ($)
________________________     ____   ________   _______  _____________  ____________   __________________
John S. Stein                1996   $259,000   $21,195       --             --        $117,846 (3)(4)(5)
   President and Chief       1995   $259,000   $53,975       --             --        $118,036
   Executive Officer         1994   $259,000   $16,452       --             --        $120,933

Sloan Y. Bashinsky, Sr.      1996   $100,000     --        $79,960 (2)      --        $ 11,000 (3)(4)
   Chairman of the Board     1995   $100,000     --        $83,158          --        $ 77,970
                             1994   $100,000     --        $86,251          --        $ 81,420

F. Wayne Pate                1996   $189,000   $21,195       --             --        $143,992 (3)(4)(5)
   President of              1995   $180,000   $53,975       --             --        $136,921
   Golden Flake              1994   $180,000   $16,452       --             --        $135,514
   Snack Foods, Inc.

John H. Shannon              1996   $111,600     --          --             --        $  5,782 (4)
   Vice President,           1995   $106,300     --          --             --        $  5,990
   Secretary & Controller    1994   $106,300     --          --             --        $  6,080


(1) No stock options and Stock Appreciation Rights (SARs) were granted to the Named Executive Officers during the 1996, 1995 and 1994 Fiscal Years.

(2) Includes payment of personal legal and accounting fees for Mr. Bashinsky in the amount of $46,282.

(3) Includes director's fees paid by the Company and its subsidiary as follows: Mr. Bashinsky ($3,500), Mr. Stein
     ($13,500), Mr. Pate ($13,500).

(4) Includes contributions to the Company's and subsidiary Profit Sharing Plan and Employee Stock Ownership Plan as follows: Mr. Bashinsky ($7,500), Mr. Stein ($7,500), Mr. Pate ($3,033) and
     Mr. Shannon ($5,782).

(5) Includes amounts accrued, but not paid, to provide for possible future payments under salary continuation plans covering Mr. Stein and Mr. Pate. The plans provide for payments of up to $120,000 per year for fifteen years following death, disability or retirement at age 65. During the 1996 Fiscal Year, the amounts accrued, respectively, were as follows: Mr. Stein ($96,846) and Mr. Pate ($127,459). The plans are funded in part with life insurance on the life of Mr. Stein and during the fiscal year ended May 31, 1996, the Company paid a premium of $11,555 for Mr. Stein.


Profit Sharing Plan And Employee Stock Ownership Plan

     The Company and its subsidiary each maintain a Profit Sharing Plan and Employee Stock Ownership Plan for the benefit of their employees. Annual contributions are made to the plans in amounts as determined by the Board of Directors of each company. Contributions to the Employee Stock Ownership Plan are invested in stock of the Company which is held for the account of the participating employees and is distributed to the employees upon their retirement or termination of employment. All contributions to the Profit Sharing Plan and Employee Stock Ownership Plan are allocated to the accounts of the participating employees based upon their annual compensation and each employee account vests 100% in the employee after five years of service. The contribution to the plans for the fiscal year ended May 31, 1996 was $572,406, with the following amounts being credited to the accounts of the following persons named in the Cash Compensation Table: Sloan Y. Bashinsky, Sr., $7,500; John S. Stein, $7,500; F. Wayne Pate, $3,033; and John H. Shannon, $5,782. (See Summary Compensation Table on page 8 -- These amounts are included within compensation shown in table.)

     The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, President and Chief Executive Officer of the Company; F. Wayne Pate, a Director of the Company and President of Golden Flake Snack Foods, Inc. and John H. Shannon, Vice President and Secretary of the Company.

Stock Option And Stock Appreciation Rights Plan

     In 1988, the Company's shareholders approved the 1988 Stock Option and Stock Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to make shares of the common stock of the Company available for purchase by key employees and to provide the employees with the opportunity to participate in the growth and financial success of the Company and to give them an increased personal interest in and a greater concern for the Company's continued success and growth.

     Under the Plan, non-qualified Stock Options to purchase up to 175,500 shares of Common Stock of the Company and Stock
Appreciation Rights (SARs) may be granted to key employees.
Directors of the Company who are not officers are not eligible to participate in the Plan.

     The grant of stock options and SARs is administered by the Stock Option Committee of the Board of Directors. The Committee selects those key employees of the Company to whom options are granted, the time at which options are granted, and the number and price of shares which may be purchased upon the exercise of options. The option price may be less than, equal to or greater than the fair market value of the stock on the day the option is granted and the option price may vary among employees.

     The Committee may also grant SARs when granting options. SARs are exercisable only when the underlying option is exercisable. SARs granted to an employee shall be equal to the number of shares that the employee is entitled to purchase under the related option. An employee to whom an SAR is granted may not exercise the SAR unless he simultaneously exercises the stock option to which the SAR relates and the employee shall be deemed to have automatically exercised his SAR when and at the same time that he exercises his stock option to which the SAR relates. If an employee does not exercise his stock option so that it expires, his SAR which relates to said option shall also expire.

     When SARs are exercised, the optionee receives from the Company a sum of cash equal to the amount of the appreciation in the underlying common stock as determined by the excess of the fair market value of a share of common stock on the exercise date of the related stock option over the option price.

     During the fiscal year ended May 31, 1996, no options or SARs were granted to any employee, including the executive officers named in the Summary Compensation Table above and no options or SARs were exercised. There are currently no options or SARs outstanding which are presently exercisable or may be exercisable in the future.

Compensation Committee Interlocks And Insider Participation

     During the fiscal year ended May 31, 1996, Sloan Y. Bashinsky, Sr., John S. P. Samford, James I. Rotenstreich, D. Paul Jones, Jr., and J. Wallace Nall, Jr., constituted the Compensation Committee of the Company's Board of Directors. Sloan Y. Bashinsky, Sr. retired from the Board of Directors and the Compensation Committee as of May 31, 1996. John S. Stein was elected a member of the Compensation Committee as of June 1, 1996. Mr. Stein is a member of the Board of Directors of Compass Bancshares, Inc., of which D. Paul Jones, Jr., a Director of the Company, is Chairman, Chief Executive Officer and President.

Compensation Committee Report On Executive Compensation for the
Fiscal Year Ended May 31, 1996

     The Compensation Committee of the Board of Directors (the "Compensation Committee") was comprised during fiscal 1996 of Sloan
Y. Bashinsky, Sr., John S. P. Samford, James I. Rotenstreich, D. Paul Jones, Jr. and J. Wallace Nall, Jr., all of whom, with the exception of Mr. Bashinsky, are not officers of the Company or its subsidiary.

     The Compensation Committee reviews the compensation structure of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc. ("Golden Flake"), a wholly-owned subsidiary, and recommends to the Board the appropriate base and incentive bonus compensation of such officers.

     The Stock Option Committee during fiscal 1996 was made up of the same Directors as those who served on the Compensation Committee. The Stock Option Committee determines the key employees of the Company and Golden Flake to whom stock options and stock appreciation rights are granted under the 1988 Stock Option and Stock Appreciation Rights Plan.

     The Company's executive compensation program consists of three primary components: base salary, annual incentive bonus, and grants of stock options and stock appreciation rights.

     Base salary is the foundation of executive compensation. Base salaries are reviewed annually and adjusted, if deemed appropriate, based upon recommendations of the Compensation Committee after its review of recommendations received from the Chairman of the Board ("Chairman") and Chief Executive Officer ("CEO").

     Annual incentive bonus formulas are established for the CEO and the top executive officer of Golden Flake. The CEO and the top executive officer of Golden Flake are paid a percentage of that company's pre-tax operating earnings that exceed a targeted return on equity.

     The base salaries and incentive bonus formulas for fiscal 1996 reported in the Proxy Statement were recommended by the Compensation Committee in April, 1995 to the Board. The Compensation Committee received and reviewed recommendations from the Chairman and CEO, which recommendations were based upon a number of factors, including overall earnings of the Company and Golden Flake, pre-tax earnings from operations, return on equity, the financial performance of the Company and its subsidiary, the complexities of the job, and individual performance and achievements of each of the executive officers.

     In reviewing the recommendations of the Chairman and CEO and in making its recommendations to the Board, the Compensation Committee undertook a subjective consideration of the executive officers' base salaries and incentive bonus formulas that was not related to any specific qualitative or quantitative criteria.

     The Board's approval of such recommendations of the Compensation Committee have generally been based on its subjective analysis of what it considers to be a reasonable and appropriate base salary and incentive bonus formula for the CEO and other executive officers taking into consideration their individual job responsibilities and the financial performance of the Company during the prior fiscal year.

     The Company has used stock options and stock appreciation rights to reward the performance of executives. These are granted through the 1988 Stock Option and Stock Appreciation Rights Plan. Grant of stock options and stock appreciation rights are made by the Stock Option Committee to key employees after considering the recommendations of the Chairman and CEO.

     The Compensation Committee believes that the incentive bonus formulas and stock options/stock appreciation rights assure that a significant portion of the CEO's compensation relate to the Company's performance.

     The base salary and incentive bonus formula for John S. Stein, the Company's CEO, for fiscal 1996 were determined based upon his responsibilities and contributions to the Company, and the performance of the Company. During fiscal 1996, Mr. Stein did not receive any increase in base salary. His incentive bonus was based upon a pre-determined percentage of the Company's pre-tax operating earnings that exceeded a target of return on equity, producing a bonus for fiscal 1996 of $21,195, which was 8.2% of his base salary. Mr. Stein did not receive any stock options or stock appreciation rights during fiscal 1996.

     Compensation Committee: Sloan Y. Bashinsky, Sr., John S. P.
Samford, James I. Rotenstreich, D. Paul Jones, Jr., J. Wallace
Nall, Jr.

Shareholder Return Performance Graph

     The following graph illustrates, for the period commencing May 31, 1991, and ending May 31, 1996, the yearly percentage change in the cumulative total shareholder return on the Company's common stock as compared with the cumulative total returns of other companies included within the NASDAQ Stock Market (U.S. Companies) Index and the Company's Peer Group.

     The Company has selected a Peer Group consisting of the three publicly-traded companies named below, which are in the snack food industry. Virtually all of the Company's direct competitors and peers are privately-held companies or subsidiaries or divisions of larger publicly-held companies so that the available members of the Peer Group are limited.

     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, NASDAQ STOCK MARKET INDEX AND PEER GROUP.

                           NASDAQ      PEER         GOLDEN
       DATE              STOCK MKT.    GROUP      ENTERPRISES

       1991                 100         100           100
       1992                 117.4        96.4         146.6
       1993                 141.2       100.7         120.2
       1994                 148.6        87.9         113.1
       1995                 176.9        92.9         114.5
       1996                 257.1        91           173.2


     This graph assumes that $100 was invested in the Company's common stock on May 31, 1991, in the NASDAQ Stock Market (U.S. Companies) Index and in the Peer Group, which consisted of Lance, Inc., Grist Mill Company and J & J Snack Foods Corp., and that dividends were reinvested.

                      CERTAIN TRANSACTIONS

     During the fiscal year ended May 31, 1996, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary. The firm will continue to perform legal services for the current fiscal year.

     Since the beginning of the fiscal year ended May 31, 1996, Golden Flake Snack Foods, Inc. (Golden Flake), a wholly-owned subsidiary of the Company, entered into a trailer lease agreement with SYB, Inc., a corporation principally owned and controlled by Sloan Y. Bashinsky, Sr. Under this lease, Golden Flake leases 10 trailers for use in its ordinary course of business of distributing snack food products. The trailers were purchased by SYB, Inc. for lease to Golden Flake. Golden Flake will make monthly lease payments of $820 per trailer for three years. Upon expiration of the lease, Golden Flake has the option to purchase the trailers at their salvage value at an average of $8,000 each.

     Similar leases existed for 20 trailers from prior years and during the fiscal year ended May 31, 1996, an average monthly lease payment of $676 was paid per unit.

     The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.


                          PROPOSAL TWO
                  1996 LONG TERM INCENTIVE PLAN

     On August 7, 1996, the Golden Enterprises, Inc. (the "Corporation") Board of Directors adopted and recommended for submission to the Corporation's shareholders for their approval the Golden Enterprises, Inc. 1996 Long Term Incentive Plan (the "1996 Plan"). The purpose of the 1996 Plan is to further the growth in earnings and market appreciation of the Corporation by providing long term incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and invention.

     The Board of Directors believes that the Corporation should have shares available to grant awards to certain of its officers and key employees. The Board of Directors believes that the Corporation and its shareholders significantly benefit from having the Corporation's key management employees receive such awards, and that the opportunity thus afforded these employees to acquire common stock of the Corporation is an essential element of an effective management incentive program. The Board of Directors also believes that stock based awards are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Corporation and its shareholders.

     The primary features of the 1996 Plan are summarized below.
This summary is qualified in its entirety by reference to the specific provisions of the 1996 Plan, as proposed, the full text of which is set forth as Exhibit A to this Proxy Statement.

General Information

     The 1996 Plan will be administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee consists of three or more members of the Board of Directors who qualify both as "outside directors" within the meaning of Section 162(m) of the Code and "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     The 1996 Plan would authorize the Stock Option Committee to grant to the participants in the 1996 Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be in stock, cash or a combination thereof), and (v) supplemental cash payments. Persons eligible to participate in the 1996 Plan shall be those officers and key employees of the Corporation and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its subsidiaries. Participants are chosen from this group by the Stock Option Committee, at its discretion. Currently, there are approximately 25 employees of the Corporation and its subsidiary eligible to participate in the 1996 Plan.

     The effective date of the 1996 Plan, subject to the approval by the Corporation's shareholders, will be August 7, 1996, the date it was adopted by the Board of Directors. The 1996 Plan shall continue in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award may be granted after the expiration of ten (10) years following such effective date.

Stock Based Awards

     Shares Reserved for Issuance. The aggregate number of shares of the Corporation's common stock which may be issued under the 1996 Plan as proposed may not exceed 500,000. Shares subject to options granted under the 1996 Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or cancelled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the 1996 Plan is 100,000.

     Stock Options. The Stock Option Committee will be authorized to determine the terms and conditions of all option grants, subject to the specific limitations set forth in Section 7 of the 1996 Plan, as proposed. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Corporation's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Stock Option Committee, or, in the discretion of the Stock Option Committee, in the form of unrestricted common stock of the Corporation owned by the optionee.

     Stock Appreciation Rights. The Stock Option Committee will be authorized to grant SARs either independent of or in connection with stock options granted under the 1996 Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the fair market value of the common stock on the date the SAR was issued (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Corporation on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Corporation, at the discretion of the Stock Option Committee. The exercise of SARs granted in connection with options will terminate those options.

     The exercise of SARs which are paid in common stock will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the 1996 Plan.

     Restricted Stock. The Stock Option Committee will be authorized to award restricted stock under the 1996 Plan subject to such terms and conditions as the Stock Option Committee may determine. The Stock Option Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Corporation, upon the attainment of specified performance goals, or upon such other criteria as the Stock Option Committee may determine. The 1996 Plan will give the Stock Option Committee discretion to make loans to the recipients for the purchase price of the restricted stock and to accelerate the vesting of restricted stock on a case by case basis at any time.

     Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. However, no share of restricted stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited, provided that the participant will be entitled to retain any shares of restricted stock which have been paid for by the participant. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

     Performance Units. The Stock Option Committee may grant performance units under which payment may be made to the participant upon the attainment of specific performance goals. Such performance goals will be established by the Stock Option Committee and will relate to the performance of the Corporation (or any segment thereof) over a specified performance period, as judged under any business criteria deemed appropriate by the Stock Option Committee, including without limitation, growth in earnings, the ratio of earnings to shareholder's equity or the ratio of earnings to total capital.

     As an element of each performance goal, the Stock Option Committee may establish a principal performance target and a minimum performance target. These targets may be adjusted at any time prior to payment of the performance unit to reflect major unforeseen events such as changes in laws, regulations or accounting procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code discussed below. If the principal performance target is attained, the participant will be entitled to receive 100% of the value of the performance unit. If the minimum performance target is attained, but not the principal performance target, the participant will be entitled to receive a lesser percentage of the value of the performance unit, as determined by the Stock Option Committee. The Stock Option Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit. Such payment may be made, at the Stock Option Committee's discretion, in cash or common stock of the Corporation (based on the then current fair market value of such stock).

     Notwithstanding any other provision of the 1996 Plan to the contrary, performance targets established by the Stock Option Committee with respect to performance units granted to one or more of the five (5) most highly compensated officers of the Corporation will be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder. Furthermore, and notwithstanding any other provision in the 1996 Plan to the contrary, once the Stock Option Committee has established one or more performance targets with respect to a performance unit granted to one of the five (5) most highly compensated officers of the Corporation, the Stock Option Committee shall have no discretion to waive or alter the targets after the expiration of the earlier of (i) the expiration of twenty-five percent of the performance period or (ii) the date on which the outcome under the target is substantially certain.

     Supplemental Cash Payments. A stock option, SAR, restricted stock or performance unit award may provide for the Corporation to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the 1996 Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

Discussion of Federal Income Tax Consequences

     The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

     Stock Options. There are generally no Federal income tax consequences either to the optionee or to the Corporation upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Corporation will be entitled to a deduction for tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Corporation. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

     Stock Appreciation Rights. The grant of an SAR generally does not result in income to the grantee or in a deduction for the Corporation. Upon the exercise of an SAR, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

     Restricted Stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Corporation, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture." If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as compensation for Federal income tax purposes. At the time the restrictions lapse, the grantee would recognize ordinary income, and the Corporation would be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

     Performance Units. The grant of a performance unit generally does not result in income to the grantee or in a deduction for the Corporation. Upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares and/or any cash received.

     Supplemental Cash Payments. Supplemental Cash Payments will result in ordinary income to the grantee and a deduction for the Corporation.

Change of Control

     In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Stock Option Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, make such adjustments in the terms and conditions of outstanding awards, as the Stock Option Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions, performance objectives and other terms.

Vote Required and Board of Director Recommendation

     The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting of shareholders, at which a quorum representing a majority of all outstanding shares of common stock of the Corporation is present and voting, either in person or by proxy, is required for approval of this proposal.

     The Board of Directors believes that the 1996 Plan is in the best interests of the Corporation and the shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of this proposal to adopt the 1996 Plan.

                     INDEPENDENT ACCOUNTANTS

     Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants, were selected by the Board of Directors as the independent accountants to audit the Company's financial statements for the fiscal year ended May 31, 1996. Representatives of Dudley, Hopton-Jones, Sims & Freeman PLLP will be present at the Annual Meeting and will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from stockholders.

     During the fiscal year ended May 31, 1996, Dudley, Hopton-Jones, Sims & Freeman PLLP provided various audit and non-audit services to the Company and its subsidiary. As a part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also assisted in the preparation of the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

     The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.

                      FINANCIAL STATEMENTS

     Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 31, 1996, are contained in the 1996 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

          STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before May 31, 1997. Any such proposal should be submitted to:
Golden Enterprises, Inc., Attention: John H. Shannon, Vice President & Secretary, 2101 Magnolia Avenue South, Suite 212, Birmingham, Alabama 35205.

                         OTHER BUSINESS

     It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and the management was not aware, a reasonable time before this solicitation of proxies, of any other matters which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                By Order of the Board of Directors

                                /s/  John Stein
                                     John Stein
                                     Chairman

                            EXHIBIT A

                    GOLDEN ENTERPRISES, INC.

                  1996 Long Term Incentive Plan

     Section 1. PURPOSE OF THE PLAN; DEFINITIONS. The purpose of the Golden Enterprises, Inc. 1996 Long Term Incentive Plan (the "Plan") is to further the growth in earnings and market appreciation of Golden Enterprises, Inc. (the "Corporation"). The Plan provides long-term incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and invention. The Corporation intends that the Plan will thereby facilitate securing, retaining and motivating officers and key employees of high caliber and good potential.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a)  "Board" means the Board of Directors of the Corporation.

     (b) "Cause" means (i) a willful and material violation of federal, state and/or local laws and regulations, (ii) dishonesty,
(iii) theft, (iv) fraud, (v) embezzlement, (vi) commission of a felony or a crime involving moral turpitude, (vii) substantial dependence or addiction to alcohol or any drug, (viii) conduct disloyal to the Corporation or its affiliates, or (ix) willful dereliction of duties or disregard of lawful instructions or directions of the officers or directors of the Corporation or its affiliates relating to a material matter.

     (c) "Code" means the Internal Revenue Code of 1986, as amended, or any successors thereto.

     (d)  "Committee" means the Stock Option Committee of the
Board.

     (e) "Common Stock" means the common stock, par value $.66 2/3 per share, of the Corporation.

      (f) "Corporation" means Golden Enterprises, Inc., a Delaware corporation.

     (g) "Disability" means total and permanent disability as determined under the Corporation's long-term disability plan.

     (h) "Disinterested Person" shall mean an individual who qualifies as a "disinterested person" within the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission and who qualifies as an "outside director" within the meaning set forth in
Section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition thereto.

     (i) "Early Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 55 but before the date on which the participant reaches the age of 65.

     (j) "Fair Market Value" means, as of any given date, the closing price of the Common Stock (or if no transactions were reported on such date on the next preceding date on which transactions were reported) in the principal market in which such Common Stock is traded on such date.

     (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (m) "Normal Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 65.

     (n) "Performance Units" means an award granted to a participant pursuant to Section 9 hereof contingent upon achieving certain performance targets.

     (o)  "Plan" means the Golden Enterprises, Inc. 1996 Long Term
Incentive Plan.

     (p)  "Restricted Stock" means an award of shares of Common
Stock granted to a participant pursuant to and subject to the restrictions set forth in Section 10 hereof.

     (q)  "Stock Appreciation Rights" means a right granted under
Section 8 hereof, which entitles the holder to receive cash or Common Stock in an amount equal to the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price.

     (r) "Stock Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

     (s) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (t) "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

     Section 2. ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of three or more members of the Board who are Disinterested Persons. No member of the Committee shall be eligible to receive awards under the Plan while serving on the Committee, and no member of the Committee shall have been eligible to receive awards for one year prior to serving on the Committee. The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan (and any agreements relating thereto) and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of award to be made and the amount, size, terms and conditions of each such award; to determine and establish additional terms and conditions not inconsistent with the Plan for any agreements entered into with participants in connection with the Plan; to determine the time when awards will be granted and when rights may be exercised, which may be after termination of employment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

     (b) A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to any person any right to review by the Board of any decision made or action taken by the Committee.

     (c) Neither the Board, the Stock Option Committee, nor any member of either shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board may be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorney's fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Board and no employee of the Corporation shall be liable for any act or failure to act hereunder, by any other member or other employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or for any act or failure to act by such member or employee, in all events except in circumstances involving such member's or employee's bad faith, gross negligence, intentional fraud, or violation of a statute.

     Section 3. PARTICIPANTS. Persons eligible to participate in the Plan shall be those officers and key employees of the Corporation or its Subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its Subsidiaries. Directors of the Corporation who are not otherwise salaried employees of the Corporation shall not be eligible to participate in the Plan.

     Section 4. AWARDS UNDER THE PLAN. Awards by the Committee under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Units, Restricted Stock, supplemental cash payments and such other forms as the Committee may in its discretion deem appropriate, including any combination of the above. No fractional shares shall be issued under the Plan, and the minimum value of any shares issued under the Plan shall be the par value at the time of award.

     Section 5. SHARES SUBJECT TO PLAN.

     (a) The shares that may be issued under the Plan shall not exceed in the aggregate 500,000 shares of Common Stock. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     (b) The maximum number of shares subject to awards which may be granted under the Plan to any individual in any one year is 100,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Corporation).

     (c) In the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Committee shall adjust the number of shares of Common Stock which may be issued under the Plan and the Committee shall provide for an equitable adjustment of any shares issuable pursuant to awards outstanding under the Plan.

     Section 6. EFFECTIVE DATE. The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Corporation shall approve this Plan in accordance with Rule 16b-3 of the Securities Exchange Act of 1934 and, to the extent this Plan provides for the issuance of Incentive Stock Options, the stockholders of the Corporation shall approve those portions of this Plan related to the granting of Incentive Stock Options within twelve (12) months after the date of adoption. If any awards are granted under the Plan before the date of such stockholder approval, such awards automatically shall be granted subject to such approval.

     Section 7. STOCK OPTIONS. Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Each Stock Option shall be evidenced by a written option agreement that shall specify, among other things, the type of Stock Option granted, the option price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, and the schedule on which such Stock Options become exercisable.

     The Stock Options granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under
Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Corporation which result from such disqualification.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than the Fair Market Value of the Common Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of Common Stock subject to such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

     (c) Exercisability. Subject to Section 7(j) hereof with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Common Stock owned by the optionee (based on the Fair Market Value of the Common Stock on the date the option is exercised, as determined by the Committee). No shares of Common Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise and has paid in full for such shares.

     (e) Non-transferability of Options. Except as otherwise set forth in this Section 7(e), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. For purposes of paragraphs (f), (g), (h) and (j) of this Section 7, a transferred option may be exercised by the transferee only to the extent that the optionee would have been entitled had the option not been transferred.

     (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three (3) years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) years from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Corporation or any Subsidiary terminates by reason of Normal Retirement or Early Retirement (with Committee consent), under a formal plan or policy of the Corporation, any Stock Option held by such optionee shall expire upon the earlier of (i) the expiration date set forth in the Stock Option agreement to which such Stock Option is subject, or (ii) three (3) years from the date of such Normal or Early Retirement. An optionee shall not be deemed to have retired during any leave of absence of the optionee authorized by the Corporation or any Subsidiary under its standard personnel practices. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non Qualified Stock Option.

     (i)  Termination for Other Reasons. Except as provided in
7(f), (g) and (h), or except as otherwise determined by the Committee, all Stock Options shall terminate upon the termination of the optionee's employment.

     (j) Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.

     Section 8. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be evidenced by Stock Appreciation Rights agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

     (a) Award. A Stock Appreciation Right shall entitle the grantee to receive upon exercise the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the Stock Appreciation Right was granted, or, if granted in connection with a previously issued Stock Option, not less than 100% of the Fair Market Value of the Common Stock at the time such option was granted. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option (including, in addition to options granted under the Plan, options granted under other plans of the Corporation), or not in connection with a Stock Option.

     (b) Term. Stock Appreciation Rights shall be granted for a period of not more than ten (10) years, and shall be exercisable in whole or in part at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant.

     (c) Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of Common Stock (at the Fair
Market Value on the date of exercise), in cash, or in a combination thereof, as the Committee may determine.

     (d) Effect on Shares. The exercise of a Stock Appreciation Right, where payment is made in the form of Common Stock, shall be treated as the issuance of Common Stock for purposes of calculating the maximum number of shares which have been issued under the Plan.

     (e) Stock Appreciation Right Granted with Incentive Stock Option. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

     (f) Termination of Stock Appreciation Rights. An employee who voluntarily terminates employment or whose employment is terminated involuntarily for Cause will forfeit all Stock Appreciation Rights.


     Section 9. PERFORMANCE UNITS. Performance Units shall be evidenced by performance unit agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such agreements shall contain in substance the following terms and conditions:

     (a) Performance Period. The performance period for a Performance Unit shall be established by the Committee and shall be not more than ten (10) years.

     (b) Valuation of Units. A value for each Performance Unit shall be established by the Committee, together with principal and minimum performance targets to be achieved with respect to the Performance Unit during the performance period. The participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Unit if the principal target is achieved during the performance period, but shall be entitled to receive nothing for such Performance Unit if the minimum target is not achieved during the performance period. The participant shall be entitled to receive a stated portion of the value of the Performance Unit for performance during the performance period which meets or exceeds the minimum target but fails to meet the principal target.

     (c) Performance Targets. The performance targets established under the Plan shall relate to the performance of the Corporation or any segment thereof (collectively referred to in this Section 9 as "Corporation's Performance") over the performance period, and may be established in terms of growth in earnings or equity, ratio of earnings to stockholders' equity or to total capital, or any other performance standards as may be determined by the Committee. Multiple targets may be used and may have the same or different weighting, and they may relate to the Corporation's absolute performance or the Corporation's performance as measured against that of other companies, or any other standards as may be determined by the Committee.

     (d) Adjustments. At any time prior to payment of the Performance Units, the Committee may adjust previously established performance targets and other terms and conditions, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events.

     (e) Payments of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Performance Units and whether such payment shall be made in cash, in Common Stock, or partially in cash and partially in Common Stock. Any payments made in Common Stock shall be calculated based on the Fair Market Value of the Common Stock. Payments shall be made as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions as may be prescribed by the Committee.

     (f) Termination by Death, Disability or Retirement. Any employee granted a Performance Unit pursuant to this Section 9, who, by reason of death, Disability or Normal or Early Retirement, terminates employment before the end of the performance period, may be entitled to receive a portion of any earned Performance Unit. The Committee, in its discretion, will determine the amount, if any, of the Performance Unit earned and the time at which payment will be made.

     (g) Other Termination. An employee who voluntarily terminates employment or whose employment is terminated involuntarily for Cause will forfeit all rights under the Performance Unit.

     (h) Section 162(m) Provisions. Notwithstanding any other provision of the Plan to the contrary, performance targets established by the Committee for the top five most highly compensated officers of the Corporation shall be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder. Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established one or more performance targets with respect to a Performance Unit granted to one of the top five most highly compensated officers of the Corporation, the Committee shall have no discretion to waive or alter the targets after the earlier of (i) the expiration of twenty-five percent (25%) of the performance period or (ii) the date on which the outcome under the targets is substantially certain.

     Section 10. RESTRICTED STOCK AWARDS.

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 10(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) A stock certificate in respect of shares of Restricted Stock shall be issued in the name of each participant who is awarded Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

             "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Golden Enterprises, Inc. 1996 Long Term Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation. Copies of such Plan and Agreement are on file in the offices of the Corporation, 2101 Magnolia Avenue South, Suite
          212, Birmingham, Alabama 35205."

          (iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

     (c)  Restrictions and Conditions. The shares of Restricted
Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

          (ii)   Except as provided in paragraph (c)(i) of this
     Section 10, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote and to receive any dividends. Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 10, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant; provided, however, that the participant shall be entitled to retain the shares of Restricted Stock which have been paid for by the participant.

          (iv) In the event of death or Disability or in the event that a participant's employment is terminated as the result of special hardship circumstances (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

     Section 11. SUPPLEMENTAL CASH PAYMENTS. Subject to the Committee's discretion, Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Stock agreements may provide for the payment by the Corporation of a supplemental cash payment after the exercise of a Stock Option or Stock Appreciation Right, at the time of payment of a Performance Unit or at the end of the restriction period of a Restricted Stock award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

     (a)  In the case of a Stock Option, the excess of the Fair
Market Value of a share of Common Stock on the date of exercise over the option price, multiplied by the number of shares for which such option is exercised, or

     (b)  In the case of a Stock Appreciation Right, Performance
Unit or Restricted Stock award, the value of the shares and other consideration issued in payment of such award.

     Section 12. SALE OR MERGER OF CHANGE IN CONTROL. In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.

     Section 13. GENERAL PROVISIONS.

     (a) Governmental or Other Regulations. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory authority, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Corporation is required by any applicable law, ruling or regulation.

     (b) Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient.

     (c) No Additional Rights. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Corporation or its Subsidiaries, or affect any right which the Corporation or such Subsidiaries may have to terminate the employment of the participant.

     (d) Withholding. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements.

     (e) Non-Assignability. No award under the Plan shall be assignable or transferable by the participant except by will or by the laws of descent and distribution. During the life of a participant, such award shall be exercisable only by the participant or by the participant's guardian or legal representative.

     (f) Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     (g) Non-Uniform Determination. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of awards and the agreements evidencing the awards, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. Notwithstanding anything contained in the Plan, the Corporation may make loans to participants in connection with awards under the Plan or otherwise.

     (h) Amendment or Termination. The Board may amend, modify, suspend or terminate the Plan at any time; provided, however, that without stockholder approvals the Board may not increase the maximum number of shares which may be issued under the Plan (except increases pursuant to Section 5(c) hereof), change the class of employees eligible to receive awards, extend the period during which any award may be exercised, extend the term of the Plan or change the minimum option price. The termination or any modification, suspension or amendment of the Plan shall not, without the consent of a participant, adversely affect the participant's rights under an award previously granted. The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

     (i) Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the sale or exercise of awards under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

     (j) Section 16. It is intended that the Plan and any grants made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all of the requirements of Rule 16b-3 thereunder. If any provision of the Plan or any award hereunder would disqualify the Plan or such award, or would otherwise not comply with Rule 16b-3, such provision or award shall be construed or deemed amended to conform to Rule 16b-3.

     (k) No Restriction on Right of Company to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (l) Construction of Plan. The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama.

     (m) Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award shall be granted more than ten (10) years after the effective date hereof.


                            P R O X Y

                    GOLDEN ENTERPRISES, INC.
                   2101 Magnolia Avenue South
                    Birmingham, Alabama 35205

                 Annual Meeting of Stockholders
                       September 27, 1996

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John S. Stein and John H. Shannon as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Golden Enterprises, Inc. held of record by the undersigned on August 2, 1996 at the annual meeting of stockholders to be held on September 27, 1996 or any adjournment thereof.

1. ELECTION OF   FOR all nominees listed below        WITHHOLD AUTHORITY
   DIRECTORS     (except as designated         [  ]   to vote for all     [  ]
                  to the contrary below)              nominees listed below

          John S. Stein, Edward R. Pascoe, John P. McKleroy, Jr.,
      James I. Rotenstreich,  John S. P. Samford, D. Paul Jones, Jr.,
          J. Wallace Nall, Jr., F. Wayne Pate, Joann F. Bashinsky

           (INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below)

______________________________________________________________________________

2. To consider and act upon The Golden Enterprises, Inc. 1996
   Long Term Incentive Plan as adopted and recommended by the
   Board of Directors. FOR [  ]    AGAINST [  ]    ABSTAIN [  ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, which business the Board of Directors was not aware of a reasonable time before the solicitation of Proxies.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of directors. (To be signed on other side.)

                       (Continued on back)

The Board of Directors knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated August 30,
1996, and the 1996 Annual Report to Stockholders.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATE ____________________, 1996  __________________________________
                                 Signature

                                 __________________________________
                                 Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.